UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2023

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2023, Freshworks Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 27, 2023, the Board of Directors (the “Board”) of the Company appointed Frank Pelzer as a Class II director whose term will expire at the Company’s 2026 annual meeting of stockholders. Mr. Pelzer will also be appointed as a member of the Audit Committee of the Board effective August 3, 2023, joining Randy Gottfried and Zachary Nelson as members of the Audit Committee.

Mr. Pelzer, age 52, has served as the Executive Vice President and Chief Financial Officer of F5, Inc., a multi-cloud application services and security company, since May 2018. From August 2015 until May 2018, Mr. Pelzer served as the President and Chief Operating Officer of the Cloud Business Group at SAP. From March 2019 until March 2023, Mr. Pelzer served on the board of directors of Duck Creek Technologies, Inc. and, from May 2013 until April 2022, Mr. Pelzer served on the board of directors of Benefitfocus, Inc. Mr. Pelzer received a B.A. from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth College.

As a non-employee member of the Board, Mr. Pelzer will receive compensation for his service in accordance with the Company’s Amended & Restated Non-Employee Director Compensation Program. In addition, the Company entered into its standard director indemnification agreement with Mr. Pelzer.

There are no arrangements or understandings with any person pursuant to which Mr. Pelzer was appointed as a member of the Board and there are no family relationships between Mr. Pelzer and any director or executive officer of the Company. Additionally, Mr. Pelzer has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K.

The information contained in Item 2.02 and Item 9.01 in this Current Report on Form 8-K (including the exhibit hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated August 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: August 1, 2023
	By:	/s/ Tyler Sloat
Tyler Sloat
Chief Financial Officer
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